UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

NELNET, INC.
 (Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 458-2370

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 22, 2008, Nelnet, Inc. (the “Company”) hosted a publicly accessible conference call to provide a first quarter 2008 business update. A transcript of the conference call is furnished as Exhibit 99.1 to this report. During the conference call, there was discussion of the Company’s slide presentation at its Annual Meeting of Shareholders held earlier on May 22, 2008. The slide presentation is furnished as Exhibit 99.2 to this report.

Exhibits 99.1 and 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this report:

Exhibit
No.	Description
99.1	May 22, 2008 conference call transcript – “Nelnet First Quarter 2008 Business Update”
99.2	Slide Presentation at Annual Meeting of Shareholders on May 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2008

NELNET, INC.

By: /s/ TERRY J. HEIMES
Name: Terry J. Heimes
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	May 22, 2008 conference call transcript – “Nelnet First Quarter 2008 Business Update”
99.2	Slide Presentation at Annual Meeting of Shareholders on May 22, 2008